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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the filing of Brightpoint, Inc.'s (the "Company") Annual Report on Form 10-K for the period ending December 31, 2004 (the "Report"), I, Frank Terence, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C.
      Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ Frank Terence
                                     -------------------------------------
                                     Frank Terence
                                     Executive Vice President,
                                     Chief Financial Officer and Treasurer

Date: February 1, 2005